SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d)
                  of the Securities Act of 1934



        Date of Report (Date of earliest event reported):

                  March 31, 2000 (March 1, 2000)



                   NORFOLK SOUTHERN RAILWAY COMPANY
      (exact name of registrant as specified in its charter)


                                 1-743
                                 1-3744
                                 1-4793
          Virginia               1-546-2         53-6002016
(State or other jurisdiction  (Commission       (IRS Employer
      of incorporation)       File Number)   Identification No.)


     Three Commercial Place, Norfolk, Virginia  23510-2191
     (Address of principal executive offices)


Registrant's telephone number, including area code (757) 629-2680


                            No Change
 (Former name or former address, if changed since last report.)

Item 5.  Other Events.

The Registrant's parent, Norfolk Southern Corporation
("Corporation"), today advised that it expects to record a $100 million charge in the first quarter to reflect the cost of certain workforce reductions, as more particularly outlined in the attached press release.


Item 7.(c)     Exhibits

                   99      Copy of Norfolk Southern Corporation's
                  			      press release, issued March 31, 2000.



                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NORFOLK SOUTHERN RAILWAY COMPANY
                                        (Registrant)


                              By: /s/ Dezora M. Martin
                                 Dezora M. Martin
                                 Assistant Corporate Secretary

Date:  April 3, 2000

                          EXHIBIT INDEX



 Exhibit
 Number
 System                       Description

                  99     Copy of Norfolk Southern Corporation's
			                      press release, issued March 31, 2000.